SUPPLEMENT TO THE PROSPECTUS DATED MAY 1, 2000
                              JNL VARIABLE FUND LLC


         The "Principal Investment Strategies" section of the Prospectus with respect to each of the Target Series is hereby modified as follows:

         The Series will not invest in the stocks of companies which, based on publicly available information as of two business days prior to the Stock Selection Date, are the subject of an announced business combination which is expected to be completed within six months after the Stock Selection Date.




This Supplement is dated January 3, 2001.

(To be used with VC3656 Rev. 09/00 and VC3652 Rev. 09/00)